AQR FUNDS

Supplement dated February 25, 2026 (“Supplement”)

to the Statement of Additional Information, dated January 29, 2026 (“SAI”), of the AQR Large Cap Multi-Style Fund and AQR Large Cap Momentum Style Fund (each a “Fund”)

This Supplement updates certain information contained in the SAI. Please review this important information carefully. You may obtain copies of the Funds’ Summary Prospectuses, Prospectus and SAI free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 219512, Kansas City, MO 64121-9512.

The Board of Trustees of the AQR Funds (the “Trust”) has approved an Agreement and Plan of Reorganization pursuant to which the AQR Large Cap Momentum Style Fund (the “Target Fund”) will reorganize into the AQR Large Cap Multi-Style Fund (the “Acquiring Fund”). The transaction is referred to as the “Reorganization.”

The Reorganization does not require any action by shareholders of the Target Fund or the Acquiring Fund, and such shareholders are not being asked to vote on the Reorganization. The Reorganization is expected to close during the second calendar quarter of 2026 (the “Closing”). The Reorganization may be terminated or abandoned at any time before the Closing by action of the Board of Trustees of the Trust.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE